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Exhibit 10.1(d)

            AMENDMENT NO. 3 dated as of December 23, 2003 (this "Amendment"), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 25, 2002 (as amended by Amendment No. 1 and Waiver dated as of March 10, 2003 and Amendment No. 2 dated as of November 11, 2003, the "Credit Agreement"), among STONE CONTAINER CORPORATION, a Delaware corporation ("Stone"), SMURFIT-STONE CONTAINER CANADA INC., a corporation continued under the Companies Act (Nova Scotia) ("SSC Canada" and, together with Stone, the "Borrowers"), the lenders party thereto (the "Lenders"), JPMORGAN CHASE BANK, a New York banking corporation, as agent for the Lenders (an "Agent"), DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as agent for the Lenders (an "Agent"), as collateral agent for the Lenders, as administrative agent for the Lenders (the "Administrative Agent"), as swingline lender (the "Swingline Lender") and as Revolving Facility Facing Agent, and DEUTSCHE BANK AG, CANADA BRANCH, an authorized foreign bank permitted to carry on business in Canada and listed in Schedule III of the Bank Act (Canada), as Canadian administrative agent for the Lenders and as Revolving (Canadian) Facility Facing Agent (together with the Revolving Facility Facing Agent, the "Facing Agents").

        A.    Pursuant to the terms and subject to the conditions contained in the Credit Agreement, the Lenders, the Swingline Lender and the Facing Agents have extended, and have agreed to extend, credit to the Borrowers.

        B.    The Borrowers have informed the Lenders that they intend to form a new Nova Scotia unlimited liability company ("NSULC"), which will be a wholly owned Canadian Subsidiary. An existing wholly owned Canadian Subsidiary, 605681 NB, Inc. ("605861"), will own 100% of the equity interests in NSULC, and NSULC will, in turn, own 50% of the equity interests in MBI Limited/Limitee, a New Brunswick company ("MBI Limited"). The remaining 50% of the equity interests in MBI Limited will continue to be owned by SSC Canada. The transactions described in this paragraph B shall hereinafter be referred to collectively as the "NSULC Transaction".

        C.    The Borrowers have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as set forth in this Amendment and in connection with the NSULC Transaction. The Required Lenders are willing so to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

        D.    Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

        Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1.    Amendment of Section 1.01.    Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order therein:

          "NSULC" shall mean a newly formed Nova Scotia unlimited liability company.

          "605861 N.B. Inc." shall mean 605861 N.B. Inc., a New Brunswick company."

        SECTION 2.    Amendment of Section 7.17.    Section 7.17 of the Credit Agreement is hereby amended and restated as follows:

          "SECTION 7.17.    Fiscal Year.    Cause its fiscal year to end on a date other than December 31; provided, however, that NSULC and 605861 N.B. Inc. shall be permitted to have a fiscal year ending on November 30."

        SECTION 3.    Representations and Warranties.    To induce the other parties hereto to enter into this Amendment, each of the Borrowers represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

        SECTION 4.    Effectiveness.    This Amendment shall become effective on the date that the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Required Lenders and each of the Borrowers.

        SECTION 5.    Effect of Amendment.    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Administrative Agent, the Collateral Agent, the Facing Agents, the Swingline Lender or the Borrowers under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

        SECTION 6.    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

        SECTION 7.    Applicable Law.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 8.    Headings.    The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

STONE CONTAINER CORPORATION,
by		Richard P. Marra

	Name:	Richard P. Marra
	Title:	Assistant Treasurer
SMURFIT-STONE CONTAINER CANADA INC.,
by		Richard P. Marra

	Name:	Richard P. Marra
	Title:	Assistant Treasurer
DEUTSCHE BANK TRUST COMPANY AMERICAS, individually and as an Agent, Administrative Agent, Collateral Agent, Revolving Facility Facing Agent and Swingline Lender,
by		Marco Orlando

	Name:	Marco Orlando
	Title:	Director
JPMORGAN CHASE BANK, individually and as an Agent,
by		Peter S. Predun

	Name:	Peter S. Predun
	Title:	Vice President

AMERICAN AGCREDIT, PCA,
by		Vern Zander

	Name:	Vern Zander
	Title:	Vice President
AMMC CDO II, LIMITED By: American Money Management Corp., as Collateral Manager,
by		David P. Meyer

	Name:	David P. Meyer
	Title:	Vice President
APEX (TRIMARAN) CDO I, LTD. BY Trimaran Advisors L.L.C.,
by		David M. Millison

	Name:	David M. Millison
	Title:	Managing Director
AVALON CAPITAL LTD. 2 By: INVESCO Senior Secured Management, Inc. as Portfolio Advisor,
by		Joseph Rotondo

	Name:	Joseph Rotondo
	Title:	Authorized Signatory

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender,
by		Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager
BALLYROCK CDO I LIMITED, BY: BALLYROCK INVESTMENT ADVISORS LLC., AS COLLATERAL MANAGER,
by		Lisa Rymut

	Name:	Lisa Rymut
	Title:	Assistant Treasurer
BALLYROCK CLO II LIMITED, BY: BALLYROCK INVESTMENT ADVISORS LLC., AS COLLATERAL MANAGER,
by		Lisa Rymut

	Name:	Lisa Rymut
	Title:	Assistant Treasurer
BANK OF AMERICA, N.A.,
by		Michael Balok

	Name:	Michael Balok
	Title:	Managing Director

THE BANK OF NEW YORK,
by		Mark Wrigley

	Name:	Mark Wrigley
	Title:	Vice President
THE BANK OF NOVA SCOTIA,
by		Nadine Bell

	Name:	Nadine Bell
	Title:	Senior Manager
BANK ONE, NA,
by		Randall Taylor

	Name:	Randall Taylor
	Title:	Managing Director
BLUE SQUARE FUNDING SERIES 3,
by		Deborah O'Keeffe

	Name:	Deborah O'Keeffe
	Title:	Vice President
BRAYMOOR & CO. BY: BEAR STEARNS ASSET MANAGEMENT, INC. AS ITS ATTORNEY-IN-FACT,
by		Niall D. Rosway

	Name:	Niall D. Rosway
	Title:	Associate Director

CARLYLE HIGH YIELD PARTNERS, L.P.,
by		Linda Pace

	Name:	Linda Pace
	Title:	Principal
CARLYLE HIGH YIELD PARTNERS II, L.P.,
by		Linda Pace

	Name:	Linda Pace
	Title:	Principal
CARLYLE HIGH YIELD PARTNERS III, L.P.,
by		Linda Pace

	Name:	Linda Pace
	Title:	Principal
CARLYLE HIGH YIELD PARTNERS IV, L.P.,
by		Linda Pace

	Name:	Linda Pace
	Title:	Principal
CARLYLE LOAN OPPORTUNITY FUND,
by		Linda Pace

	Name:	Linda Pace
	Title:	Principal

SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR CASTLE HILL I—INGOTS, LTD., AS TERM LENDER,
by		Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager
SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR CASTLE HILL II—INGOTS, LTD., AS TERM LENDER,
by		Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager
SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR CASTLE HILL II—INGOTS, LTD., AS TERM LENDER,
by		Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager
CITIBANK, N.A.,
by		George F. Van

	Name:	George F. Van
	Title:	Managing Director

CITICORP INSURANCE AND INVESTMENT TRUST
By Travelers Asset Management International Company, LLC,
by		Robert M. Mills

	Name:	Robert M. Mills
	Title:	Investment Officer
CREDIT INDUSTRIEL ET COMMERCIAL,
by		Sean Mounier

	Name:	Sean Mounier
	Title:	First Vice President
by		Brian O'Leary

	Name:	Brian O'Leary
	Title:	Vice President
CREDIT SUISSE FIRST BOSTON,
by		Barry Zamore

	Name:	Barry Zamore
	Title:	Managing Director
by		Robert Healey

	Name:	Robert Healey
	Title:	Director

Apex (IDM) CDO I, Ltd. ELC (Cayman) Ltd. CDO Series 1999-I ELC (Cayman) Ltd. 1999-III ELC (Cayman) LTD. 2000-I Tryon CLO LTD. 2000-I
By: David L. Babson & Company Inc. as Collateral Manager,
by		David P. Wells, CFA

	Name:	David P. Wells, CFA
	Title:	Managing Director
ELF FUNDING TRUST I
By: Highland Capital Management, L.P. as Capital Manager,
by		Mark Okada

	Name:	Mark Okada
	Title:	Highland Capital Management, L.P.
EMERALD ORCHARD LIMITED,
by		Michelle Manning

	Name:	Michelle Manning
	Title:	Attorney in Fact
FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND,
by		John H. Costello

	Name:	John H. Costello
	Title:	Assistant Treasurer

FOOTHILL GROUP, INC.,
by		Sean T. Dixon

	Name:	Sean T. Dixon
	Title:	Vice President
FOOTHILL INCOME TRUST, L.P.,
By: FIT GP, LLC, its Managing General Partner
by		Sean T. Dixon

	Name:	Sean T. Dixon
	Title:	Vice President
FOXE BASIN CLO 2003, LTD.,
By: Royal Bank of Canada as Collateral Manager
by		Lee M. Shaiman

	Name:	Lee M. Shaiman
	Title:	Authorized Signatory
GALAXY CLO 1999-1, LTD.
By: AIG Global Investment Corp. as Collateral Manager,
by		W. Jeffrey Baxter

	Name:	W. Jeffrey Baxter
	Title:	Vice President

GALAXY CLO 2003-1, LTD.
By: AIG Global Investment Corp. as Investment Advisor,
by		W. Jeffrey Baxter

	Name:	W. Jeffrey Baxter
	Title:	Vice President
GALLATIN FUNDING I LTD.
By: Bear Stearns Asset Management Inc. as its Collateral Manager,
by		Neil D. Rosenburg

	Name:	Neil D. Rosenburg
	Title:	Associate Director
GENERAL ELECTRIC CAPITAL CORPORATION,
by		Brian P. Schwinn

	Name:	Brian P. Schwinn
	Title:	Duly Authorized Signatory
GLENEAGLES TRADING LLC,
by		Diane M. Himes

	Name:	Diane M. Himes
	Title:	Assistant Vice President

GRAYSTON CLO 2001-01 LTD..
By: Bear Stearns Asset Management Inc. as its Collateral Manager,
by		Neil D. Rosenburg

	Name:	Neil D. Rosenburg
	Title:	Associate Director
Sankaty Advisors, LLC as Collateral Manager for GREAT POINT CLO 1999-1, LTD., as Term Lender,
by		Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager
SEQUILS-GLACE BAY, LTD.,
By: Royal Bank of Canada as Collateral Manager
by		Lee M. Shaiman

	Name:	Lee M. Shaiman
	Title:	Authorized Signatory
HAMILTON CDO, LTD.
BY: Stanfield Capital Partners LLC as its Collateral Manager,
by		Christopher A. Bondy

	Name:	Christopher A. Bondy
	Title:	Partner

HANOVER SQUARE CLO LTD.,
by		Dean T. Criares

	Name:	Dean T. Criares
	Title:	Managing Director
HARBOUR TOWN FUNDING LLC,
by		Diana M. Himes

	Name:	Diana M. Himes
	Title:	Assistant Vice President
HCM US LOANS MAC 43, LTD.
By: Highland Capital Management, L.P. as Attorney-in-Fact,
by		Mark Okada

	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.
HIGHLAND LEGACY LIMITED
By: Highland Capital Management, L.P. as Capital Manager,
by		Mark Okada

	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.

HIGHLAND LOAN FUNDING V LTD.
By: Highland Capital Management, L.P. as Collateral Manager,
by		Mark Okada

	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.
HIGHLAND OFFSHORE PARTNERS, L.P.
By: Highland Capital Management, L.P. as Collateral Manager,
by		Mark Okada

	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.
LAGUNA FUNDING LLC,
by		Diana M. Himes

	Name:	Diane M. Himes
	Title:	Assistant Vice President
LOAN FUNDING IV, LLC.
By: Highland Capital Management, L.P. as Portfolio Manager,
by		Mark Okada

	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.

KZH RIVERSIDE LLC,
by		Hi Hua

	Name:	Hi Hua
	Title:	Authorized Agent
KZH SOLEI LLC,
by		Hi Hua

	Name:	Hi Hua
	Title:	Authorized Agent
KZH SOLEI-2 LLC,
by		Hi Hua

	Name:	Hi Hua
	Title:	Authorized Agent
MAPLEWOOD (CAYMAN) LIMITED,
BY: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager
by		David P. Wells, CFA

	Name:	David P. Wells, CFA
	Title:	Managing Director

MASSACHUETTS MUTUAL LIFE INSURANCE COMPANY,
By: David L. Babson & Company Inc. as Investment Advisor
by		David P. Wells, CFA

	Name:	David P. Wells, CFA
	Title:	Managing Director
MONUMENT PARK CDO LTD.,
by		Dean T. Criares

	Name:	Dean T. Criares
	Title:	Managing Director
OAK HILL CREDIT PARTNERS I, LIMITED
By: Oak Hill CLO Management I, LLC as Investment Manager,
by		Scott D. Krase

	Name:	Scott D. Krase
	Title:	Authorized Signatory
OAK HILL CREDIT PARTNERS II, LIMITED
By: Oak Hill CLO Management II, LLC as Investment Manager,
by		Scott D. Krase

	Name:	Scott D. Krase
	Title:	Authorized Signatory

OAK HILL CREDIT PARTNERS III, LIMITED
By: Oak Hill CLO Management III, LLC as Investment Manager,
by		Scott D. Krase

	Name:	Scott D. Krase
	Title:	Authorized Signatory
OAK HILL SECURITIES FUND, L.P.
By: Oak Hill Securities GenPar, L.P. its General Partner
By: Oak Hill Securities MGP, Inc. its General Partner
by		Scott D. Krase

	Name:	Scott D. Krase
	Title:	Authorized Signatory
OAK HILL SECURITIES FUND II, L.P.
By: Oak Hill Securities GenPar II, L.P. its General Partner
By: Oak Hill Securities MGP II, Inc. its General Partner
by		Scott D. Krase

	Name:	Scott D. Krase
	Title:	Authorized Signatory

PAM CAPITAL FUNDING L.P.,
By: Highland Capital Management, L.P. as Collateral Manager
by		Mark Okada

	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.
Sankaty Advisors, LLC as Collateral Manager for RACE POINT CLO, LIMITED, as Term Lender,
by		Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager
Sankaty Advisors, LLC as Collateral Manager for RACE POINT II CLO, LIMITED., as Term Lender,
by		Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager
REGIONS BANK,
by		Elaine B. Passman

	Name:	Elaine B. Passman
	Title:	Asst. Vice President

RESTORATION FUNDING CLO, LTD..
By: Highland Capital Management, L.P. as Collateral Manager,
by		Mark Okada

	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.
SANKATY HIGH YIELD PARTNERS II, L.P.,
by		Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager
SAWGRASS TRADING LLC,
by		Diana M. Himes

	Name:	Diana M. Himes
	Title:	Assistant Vice President
SOCIETE GENERALE,
by		Anne-Marie Dumortier

	Name:	Anne-Marie Dumortier
	Title:	Vice President

STANFIELD ARBITRAGE CDO, LTD.
BY: Stanfield Capital Partners LLC as its Collateral Manager,
by		Christopher A. Bondy

	Name:	Christopher A. Bondy
	Title:	Partner
STANFIELD CARRERA CLO, LTD.
BY: Stanfield Capital Partners LLC as its Asset Manager,
by		Christopher A. Bondy

	Name:	Christopher A. Bondy
	Title:	Partner
STANFIELD CLO LTD.
BY: Stanfield Capital Partners LLC as its Collateral Manager,
by		Christopher A. Bondy

	Name:	Christopher A. Bondy
	Title:	Partner
STANFIELD/RMF TRANSATLANTIC CDO LTD.
BY: Stanfield Capital Partners LLC as its Collateral Manager,
by		Christopher A. Bondy

	Name:	Christopher A. Bondy
	Title:	Partner

STANFIELD QUATTRO CLO, LTD..
BY: Stanfield Capital Partners LLC as its Collateral Manager,
by		Christopher A. Bondy

	Name:	Christopher A. Bondy
	Title:	Partner
SUFFIELD CLO, LIMITED,
By: David L. Babson & Company Inc. as Collateral Manager
by		David P. Wells, CFA

	Name:	David P. Wells, CFA
	Title:	Managing Director
SIERRA CLO I,
by		John M. Casparian

	Name:	John M. Casparian
	Title:	Chief Operating Officer Centre Pacific LLP (Manager)
SUNAMERICA LIFE INSURANCE COMPANY by: AIG Global Investment Corp. as Investment Advisor,
by		W. Jeffrey Baxter

	Name:	W. Jeffrey Baxter
	Title:	Vice President

TORONTO DOMINION (NEW YORK), INC.,
by		Michelle Manning

	Name:	Michelle Manning
	Title:	Vice President
THE TRAVELERS INSURANCE COMPANY,
by		Robert M. Mills

	Name:	Robert M. Mills
	Title:	Investment Officer
UBS AG, STAMFORD BRANCH,
by		Anthony N. Joseph

	Name:	Anthony N. Joseph
	Title:	Associate Director Banking Products Services, US
by		Janice L. Randolph

	Name:	Janice L. Randolph
	Title:	Associate Director Banking Products Services, US
UNION SQUARE CDO LTD.,
by		Dean T. Criares

	Name:	Dean T. Criares
	Title:	Managing Director

VENTURE CDO 2002, LIMITED
By its investment advisor, MJX Asset Management, LLC,
by		Matt F. Diaz

	Name:	Matt F. Diaz
	Title:	Authorized Signatory
VENTURE II CDO 2002, LIMITED
By its investment advisor, MJX Asset Management, LLC,
by		Matt F. Diaz

	Name:	Matt F. Diaz
	Title:	Authorized Signatory
WINDSOR LOAN FUNDING, LIMITED
BY: Stanfield Capital Partners LLC as its Investment Manager,
by		Christopher A. Bondy

	Name:	Christopher A. Bondy
	Title:	Partner

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  Exhibit 10.1(d)